Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of John Wiley & Sons, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew S. Kissner, Interim President and Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Matthew S. Kissner
Matthew S. Kissner
Interim President and Chief Executive Officer and
Chairman of the Board
Dated: June 29, 2017

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